SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL BOND FUNDS

I.              Evergreen International Equity Fund and Evergreen Precious Metals Fund (together the “Funds”)

                   Effective June 5, 2007, Francis X. Claro, CFA, is added as portfolio manager of Evergreen International Equity Fund.

                Effective July 31, 2007, Mr. Claro will be the sole portfolio manager of Evergreen International Equity Fund. As of that date, Gilman C. Gunn will no longer manage Evergreen International Equity Fund.

                Mr. Claro is a Senior Portfolio Manager and Managing Director who heads the International Small Cap Equity Unit of Evergreen Investment Management Company, LLC (“EIMC”). He joined EIMC in 1994.

                Effective June 5, 2007, Michael Bradshaw, CFA, will be the portfolio manager of Evergreen Precious Metals Fund. As of that date, S. Joseph Wickwire II, CFA, will no longer manage Evergreen Precious Metals Fund.

                 Mr. Bradshaw is a Director and Senior Equity Analyst with the Evergreen International Core Equity team. Mr. Bradshaw has been with EIMC since 2006. Previously, he served as a Vice-President and in portfolio manager and senior analyst roles with Pioneer Investment Management from 1997 to 2006.

               Although neither Fund's investment strategy is changing, the investment approach of the new portfolio managers may result in different investment decisions, which may lead to increased portfolio transactions cost and realization of capital gains.

                  The sections of the Funds’ prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

June 5, 2007	579831 (6/07)